UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      January 5, 2006 (December 31, 2005)

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     814-00063                13-2949462
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                      Suite 1601, Buliding A, Jinshan Tower
                   No. 8, Shan Xi Road Nanjing, Jiangsu, China
                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 8320 5758
                      -------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2005, the Registrant's wholly owned subsidiary, China Biopharmaceuticals Corporation, entered into an Agreement with four shareholders of Chengdu Tianyin Pharmaceutical Limited Company ("Tianyin") to immediately assume operation control of Tianyin in all aspects of its business operations and to acquire a 51% ownership interest in Tianyin. Pursuant to the Agreement, the Registrant will be issuing 3 million shares of its common stock to existing shareholders of Tianyin or their designees and has agreed also to invest an amount of US$2 million into Tianyin operations. Additional 300,000 shares of common stock of the Registrant will be issued to the existing shareholders of Tianyin or their designees, if Tianyin's after tax audited profit for the year ended December 31, 2006 reaches at least US$3,000,000. The board of directors of the Registrant approved the transaction. Tianyin is a pharmaceutical company located in the city of Chengdu, Sichuan Province, China, specialized in research and development, production and sales of pharmaceutical products as well as Chinese traditional medicine products. Seven of its production lines are GMP standard certified.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

     These financial statements are in the process of being prepared and will be filed as soon as practicable following the closing of the acquisition described in this report, but in no event later than the applicable required time frame.

(d) Exhibits.


     10.1  Agreement   between  China   Biopharmaceuticals   Corporation  and  4
shareholders of Tianyin including and represented by Mr. Jiang Guoqing dated as of December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                      By: /s/ MAO Peng
                                         ---------------------------------------
                                         Name:  MAO Peng
                                         Title: Chairman and
                                         Chief Executive Officer

Dated:  January 5, 2006